UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Vident Core U.S. Bond Strategy ETF (VBND)
Vident Core U.S. Equity Fund (VUSE)
Vident International Equity Fund (VIDI)
PPTY – U.S. Diversified Real Estate ETF (PPTY)
each a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202

March 4, 2019

Dear Shareholder:

I am writing to inform you about an upcoming joint special meeting (the “Special Meeting”) of the shareholders of the Vident Core U.S. Bond Strategy ETF, the Vident Core U.S. Equity Fund, the Vident International Equity Fund, and the PPTY – U.S. Diversified Real Estate ETF (each, a “Fund” and, together, the “Funds”), each a series of ETF Series Solutions (the “Trust”). The Special Meeting is being held to seek shareholder approval of the two proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement:

(i)
approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and Vident Advisory, LLC (“Vident Advisory”), a wholly-owned subsidiary of Vident Financial, LLC (“Vident Financial”), the Funds’ index provider, and

(ii)
approval of a new investment sub-advisory agreement among the Trust, on behalf of each Fund, Vident Advisory, and Vident Investment Advisory, LLC (the “Sub-Adviser”), also a wholly-owned subsidiary of Vident Financial.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposals, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board of Trustees of the Trust believes the Proposals are in the best interests of each Fund and its shareholders and recommends that you vote “FOR” each proposal.  Importantly, approval of the Proposals will not result in any increase in shareholder fees.

The Special Meeting is scheduled to be held at 11:00 a.m. Central time on March 28, 2019, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you are a shareholder of record as of the close of business on March 1, 2019, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.
If you have any questions regarding the Proposals or Proxy Statement, please do not hesitate to call toll-free (800) 591-8238. Representatives will be available Monday through Friday 9 a.m. to 10 p.m. Eastern time.
Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund(s).

Sincerely,

Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions

VIDENT CORE U.S. BOND STRATEGY ETF (VBND)
VIDENT CORE U.S. EQUITY FUND (VUSE)
VIDENT INTERNATIONAL EQUITY FUND (VIDI)
PPTY – U.S. DIVERSIFIED REAL ESTATE ETF (PPTY)
each a series of ETF Series Solutions
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING
TO BE HELD MARCH 28, 2019

A joint special meeting of shareholders (the “Special Meeting”) of the Vident Core U.S. Bond Strategy ETF, the Vident Core U.S. Equity Fund, the Vident International Equity Fund, and the PPTY – U.S. Diversified Real Estate ETF (each, a “Fund” and, together, the “Funds”), each a series of ETF Series Solutions (the “Trust”), will be held on March 28, 2019, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Funds will be asked to act upon the following proposals:

PROPOSAL 1:	To approve a new Investment Advisory Agreement between Vident Advisory, LLC and the Trust, on behalf of the Funds. No increase in shareholder fees or expenses is being proposed
PROPOSAL 2:
To approve a new Sub-Advisory Agreement among the Trust, on behalf of the Funds, Vident Advisory, LLC, and Vident Investment Advisory, LLC. No increase in shareholder fees or expenses is being proposed.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on March 1, 2019, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Funds. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Michael D. Barolsky
March 4, 2019	Vice President and Secretary
ETF Series Solutions

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

Below is a brief overview of the matters being submitted to a shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (“Proxy Statement”), which contains additional information about the proposals (each, a “Proposal” and, together, the “Proposals”), and keep it for future reference.

QUESTIONS AND ANSWERS

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you have the right to vote on important Proposals concerning your investment.

Q. What are the Proposals being considered at the Meeting?

A. You are being asked to vote on two proposals:

PROPOSAL 1: You are being asked to approve a new Investment Advisory Agreement between Vident Advisory, LLC (“Vident Advisory”) and the Trust, on behalf of your Fund(s).

PROPOSAL 2: You are being asked to approve a new Sub-Advisory Agreement among the Trust, on behalf of your Fund(s), Vident Advisory, and Vident Investment Advisory, LLC (“VIA”).

Q. Will the Proposals affect the investments made by my Fund(s)?

A. No, approval of the Proposals by Fund shareholders will not have any effect on the underlying index tracked by each Fund or the principal investment strategies used by the Funds to track such indexes.

Q. Will the Proposals result in any change in the fees or expenses payable by the Funds?

A. No, approval of the Proposals by Fund shareholders will not affect the fees or expenses payable by the Funds. If the new Investment Advisory Agreement is approved by a Fund’s shareholders, such Fund will pay Vident Advisory a management fee equal to the management fee currently being paid to Exchange Traded Concepts, LLC (“ETC”), the Funds’ current investment adviser. If the new Sub-Advisory Agreement is approved by a Fund’s shareholders, Vident Advisory will pay a sub-advisory fee equal to the sub-advisory fee currently being paid to VIA with respect to each Fund except the Vident International Equity Fund, which will have a lower sub-advisory fee under the new Sub-Advisory Agreement. The Funds’ fees and expenses, however, will not be impacted because each Fund’s sub-advisory fees are paid by Vident Advisory from its unitary management fee.

Q. Why am I being asked to approve a new Investment Advisory Agreement and a new Sub-Advisory Agreement?

A. At an in-person meeting of the Funds’ Board of Trustees (the “Board”) held on January 10, 2019 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”), approved a new Investment Advisory Agreement between the Trust, on behalf of the Funds, and Vident Advisory. In addition, at the same Meeting, the Board, including a majority of the Independent Trustees, approved a new Sub-Advisory Agreement among the Trust, on behalf of the Funds, Vident Advisory, and VIA. Under the 1940 Act, the approval of a Fund’s new investment advisory agreement or sub-advisory agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund. Accordingly, you are being asked to approve these new agreements.

If a Fund’s shareholders approve the new Investment Advisory Agreement, Vident Advisory will assume the responsibilities of being such Fund’s investment adviser and will replace ETC as investment adviser to that Fund. If a Fund’s shareholders approve the new Sub-Advisory Agreement, VIA would continue to provide sub-advisory services to such Fund. Before the new Investment Advisory Agreement and new Sub-Advisory Agreement can take effect, a Fund’s shareholders must vote to approve each new agreement.

Q. Will there be any changes in the services provided by my Fund under the new Investment Advisory Agreement or new Sub-Advisory Agreement?

A. Under the new Investment Advisory Agreement, Vident Advisory will provide investment management services to each Fund on substantially identical terms as such services are currently provided by ETC. In addition, under the new Sub-Advisory Agreement, VIA will continue to provide the same day-to-day portfolio management services to each Fund as it currently provides.

Q. Will there be any changes to the portfolio management team for my Fund?

A. If a Fund’s shareholders approve Proposal 2, VIA will continue to serve as the Fund’s sub-adviser and provide day-to-day management services for that Fund. It is anticipated that there will be no changes to the members of the portfolio management team of any Fund.

Q. Will there be any changes to the Funds’ investment policies, strategies or risks in connection with the new Investment Advisory Agreement and/or the new Sub-Advisory Agreement?

A. The Funds’ investment policies, strategies, and risks will not change as a result of the new agreement.

Q. What will happen if Fund shareholders do not approve the new Investment Advisory Agreement or the new Sub-Advisory Agreement?

A. If the new Investment Advisory Agreement is not approved by a Fund’s shareholders, ETC and VIA will continue to serve as such Fund’s investment adviser and sub-adviser, respectively, and the Board will take such action as it deems necessary and in the best interests of such Fund and its respective shareholders, which may include further solicitation of such Fund’s shareholders or solicitation of the approval of different proposals.

In addition, Proposal 2 is dependent upon the approval of Proposal 1. If the new Investment Advisory Agreement with Vident Advisory is not approved by a Fund’s shareholders, Vident Advisory cannot enter into the new Sub-Advisory Agreement with VIA to act as that Fund’s sub-adviser.

Likewise, if the new Sub-Advisory Agreement is not approved by a Fund’s shareholders, the Board will take such action as it deems necessary and in the best interests of such Fund and its respective shareholders, which may include further solicitation of such Fund’s shareholders or solicitation of the approval of different proposals.

Q. How does the Board recommend that I vote in connection with the Proposals?

A. The Board unanimously recommends that you vote “FOR” the approval of each Proposal described in the Proxy Statement.

OTHER MATTERS

Q. Will my Fund pay for this proxy solicitation?

A. No, Vident Advisory or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.

Q. How can I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. How may I revoke my proxy?

A. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meetings and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Q. Where can I obtain additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, AST Fund Solutions (the “Proxy Solicitor”), at (800) 591-8238. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 11:00 p.m. Eastern Time.

VIDENT CORE U.S. BOND STRATEGY ETF (VBND)
VIDENT CORE U.S. EQUITY FUND (VUSE)
VIDENT INTERNATIONAL EQUITY FUND (VIDI)
PPTY – U.S. DIVERSIFIED REAL ESTATE ETF (PPTY)
each a series of ETF Series Solutions
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT
MARCH 4, 2019

This Proxy Statement is being furnished to the shareholders of the Vident Core U.S. Bond Strategy ETF, the Vident Core U.S. Equity Fund, the Vident International Equity Fund, and the PPTY – U.S. Diversified Real Estate ETF (the “PPTY ETF”) (each, a “Fund” and, together, the “Funds”), each a series of ETF Series Solutions (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with each Fund’s solicitation of its shareholders’ proxies for use at a joint special meeting of shareholders of the Funds (the “Special Meeting”) to be held on March 28, 2019, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.
Shareholders of record at the close of business on the record date, established as March 1, 2019 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is March 8, 2019. The Special Meeting will be held to obtain shareholder approval for the following proposals (the “Proposals”):
PROPOSAL 1:	To approve a new Investment Advisory Agreement between Vident Advisory, LLC (“Vident Advisory”) and the Trust, on behalf of the Funds. No increase in shareholder fees or expenses is being proposed

PROPOSAL 2:
To approve a new Sub-Advisory Agreement among the Trust, on behalf of the Funds, Vident Advisory, and Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”). No increase in shareholder fees or expenses is being proposed.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Funds or the Funds’ current prospectus and statement of additional information (“SAI”). Please call the Funds at 1-800-617-0004 or write to a Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, a prospectus, a statement of additional information, or with any questions you may have relating to the Proxy Statement.

Background. Each Fund has an investment objective that seeks to track an index developed by the Funds’ index provider, Vident Financial, LLC (“Vident Financial”), and each Fund’s investment portfolio is currently managed by the Sub-Adviser, a wholly-owned subsidiary of Vident Financial. Vident Financial is a financial services company that focuses on structuring investment solutions and indices for institutional clients.

Vident Advisory, a wholly-owned subsidiary of Vident Financial, was formed in 2016 and recently commenced operations and registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser. On October 30, 2018, the SEC issued an exemptive order to Vident Advisory and the Trust permitting Vident Advisory to manage index-based exchange-traded funds (“ETFs”). Shareholders are being asked to approve the Proposals to better align the management and oversight of the Funds’ investment activities with the principles-based approach conceived and incorporated into the methodology of each Index constructed by Vident Financial. Additionally, Vident Financial, Vident Advisory, and VIA believe that by bringing responsibility for being the index provider, investment adviser, and sub-adviser under a single family of affiliated companies, the Funds may, in the future, be able to derive additional economies of scale that could be passed on to shareholders through a reduction in management fees.

Exchange Traded Concepts, LLC (“ETC”), the Funds’ current investment adviser, is an investment adviser registered with the SEC and has provided investment advisory services to the Funds since their inception. Previously, Vident Financial entered into an index licensing agreement with ETC to permit ETC to utilize the applicable indexes (the “Indexes”) to pursue the Funds’ investment objectives. Upon the approval of the Proposals and commencement of Vident Advisory’s management of the Funds, the index licensing agreement between Vident Financial and ETC would terminate and ETC would resign as the Funds’ investment adviser.

The Board believes the Proposals are in the best interests of each Fund and its shareholders and recommends that you vote “FOR” each proposal.  Importantly, approval of the Proposals will not result in any increase in shareholder fees.

 PROPOSAL 1: APPROVAL OF INVESTMENT ADVISORY AGREEMENT

 Vident Advisory, LLC (for this section, the “Adviser”), a wholly-owned subsidiary of Vident Financial, was formed in 2016 and recently commenced operations and registered with the SEC as an investment adviser. Vident Financial is controlled by the Vident Investors’ Oversight Trust, and Vince L. Birley, Brian Shepler, and Mohammad Baki serve as the trustees of the Vident Investors’ Oversight Trust. Vident Financial and Vident Investors’ Oversight Trust are located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076.

Currently, ETC provides investment advisory services to the Funds and has done so since each Fund’s inception pursuant to an investment advisory agreement with the Trust (the “Current Advisory Agreement”) that was most recently approved by a majority of the outstanding voting securities of the Funds as indicated in the table below:

Fund	Date of Last Approval of Current Advisory Agreement by Shareholders
Vident Core U.S. Equity Fund	January 21, 2015
Vident Core U.S. Bond Strategy ETF	March 26, 2015
Vident International Equity Fund	March 26, 2015
PPTY – U.S. Diversified Real Estate ETF	March 26, 2018

The approval by Fund shareholders of Proposal 1 would result in Vident Advisory replacing ETC as investment adviser to the Funds.

At an in-person meeting of the Board on January 10, 2019, the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that the approval of Vident Advisory to serve as the Funds’ investment adviser was in the best interests of each Fund and its respective shareholders, approved a new Investment Advisory Agreement between the Trust, on behalf of the Funds, and Vident Advisory (the “Proposed Advisory Agreement”), and recommended that it be submitted to the Funds’ shareholders for approval.

The change in investment adviser for the Funds is expected to better align the management and oversight of the Funds’ investment activities with the principles-based approach conceived and incorporated into the methodology of each Index by Vident Financial. Additionally, Vident Financial, Vident Advisory and VIA believe that by bringing responsibility for being the index provider, investment adviser, and sub-adviser under a single family of affiliated companies, the Funds may, in the future, be able to derive additional economies of scale that could be passed on to shareholders through lower management fees.

As discussed below, the Proposed Advisory Agreement is the same in all material respects as the Current Advisory Agreement, other than the identity of the investment adviser.
If Proposal 1 is approved by a Fund’s shareholders, the Proposed Advisory Agreement is expected to become effective with respect to that Fund on or about April 1, 2019. If Proposal 1 is not approved by a Fund’s shareholders, ETC and VIA will continue to serve as such Fund’s investment adviser and sub-adviser, respectively, and the Board will take such action as it deems necessary and in the best interests of such Fund and its respective shareholders, which may include further solicitation of such Fund’s shareholders or solicitation of the approval of different proposals.
Summary of the Proposed Advisory Agreement. A copy of the form of the Proposed Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the Proposed Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Duration and Termination. The Proposed Advisory Agreement will become effective on the date Vident Advisory begins managing the applicable Fund(s) and, like the Current Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

Like the Current Advisory Agreement, the Proposed Advisory Agreement may be terminated, without penalty, with respect to any Fund, by the Board or by vote of holders of a majority of the outstanding shares of the Fund. The Current Advisory Agreement could be terminated by ETC by not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust, whereas the Proposed Advisory Agreement may be terminated upon sixty (60) days’ written notice to the Trust with respect to each Fund.

 Advisory Services. Both the Current Advisory Agreement and the Proposed Advisory Agreement require that the Adviser (i) furnishes continuously an investment program for each Fund, consistent with the Funds’ respective investment objectives and policies; (ii) oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust; (iii) administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services; and (iv) bears the costs of all advisory and non-advisory services required to operate the Funds, subject to the respective terms of the Current Advisory Agreement and the Proposed Advisory Agreement, in exchange for a single unitary management fee.

Management Fees. Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that the Adviser receives a unitary management fee based on each Fund’s average daily net assets at an annual rate. The unitary management fees for each Fund under the Proposed Advisory Agreement are the same as the unitary management fees under the Current Advisory Agreement, as noted below.

Fund	Management Fee
Vident Core U.S. Bond Strategy ETF	0.41%
Vident Core U.S. Equity Fund	0.50%
Vident International Equity Fund	0.61%
PPTY – U.S. Diversified Real Estate ETF	0.53%

The unitary management fee is computed daily and paid monthly. Under the Current Advisory Agreement, the Funds paid ETC the following management fees, net of waivers, for the fiscal years ended August 31:

Name of Fund	2018	2017	2016
Vident Core U.S. Bond Strategy ETF	$2,433,464	$2,285,844	$1,900,061
Vident Core U.S. Equity Fund	$3,209,344	$2,690,297	$2,349,122
Vident International Equity Fund	$4,313,713	$4,207,745	$3,846,212
The PPTY ETF commenced operations on March 26, 2018 and has not yet completed its first fiscal year. For the period March 26, 2018 (commencement of operations) through January 31, 2019, the Fund paid management fees of $302,465.
Brokerage Policies. Both the Current Advisory Agreement and the Proposed Advisory Agreement authorize the Adviser to select (or oversee a sub-adviser’s selection of) the brokers or dealers that will execute the purchases and sales of securities of the Funds and direct the Adviser to seek (or oversee a sub-adviser that will seek) for the Funds the most favorable execution and net price available under the circumstances. The Adviser (or a sub-adviser) may cause the Funds to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the sub-adviser.

Payment of Expenses. Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that the Adviser will bear its own costs of providing services under the agreement and is obligated to pay all expenses incurred by the Funds except for certain excluded expenses. Excluded expenses under the Proposed Advisory Agreement, which are nearly identical to the excluded expenses under the Current Advisory Agreement, include the fee paid to the Adviser pursuant the agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Other Provisions. Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that in the absence of willful misfeasance, bad faith, or gross negligence generally in the performance of its duties, or by reason of the reckless disregard of its obligations and duties under the agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security by the Funds.

With respect to each Fund other than the PPTY ETF, the Current Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on January 10, 2019 to provide for continuity of investment management of the Funds until each Fund’s respective shareholders could vote on the Proposals. With respect to the PPTY ETF, the Current Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, at its initial approval on January 18, 2018.

Executive Officers and Directors of Vident Advisory. Information regarding the principal executive officer of Vident Advisory is set forth below. The address of Vident Advisory and its executive officer is 300 Colonial Center Parkway, Suite 330, Roswell, GA 30076. The following is the principal executive officer of Vident Advisory:

Name	Position with Adviser
Deborah Kimery	Chief Executive Officer

No Trustee or officer of the Trust currently holds any position with Vident Advisory or its affiliated persons.
Required Vote. Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If Proposal 1 is approved by a Fund’s shareholders, the Proposed Advisory Agreement is expected to become effective with respect to that Fund on or about April 1, 2019. If Proposal 1 is not approved by a Fund’s shareholders, ETC will continue to serve as such Fund’s investment adviser, and the Board will consider alternatives for such Fund, including seeking subsequent approval of a new investment advisory agreement by the Fund’s shareholders.
Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Advisory Agreement are fair to, and in the best interests of, each Fund and its shareholders. The Board believes that, upon shareholder approval of Proposal 1, Vident Advisory will continue providing no less than the same level of services as were provided by ETC under the Current Advisory Agreement. The Board was presented with information demonstrating that the Proposed Advisory Agreement would enable the Funds’ shareholders to continue to obtain quality services at a cost that was fair and reasonable.

In considering the Proposed Advisory Agreement, the Board took into consideration (i) the nature, extent, and quality of the services to be provided by Vident Advisory; (ii) the historical performance of each Fund; (iii) Vident Advisory’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by Vident Advisory or its affiliates; (iv) comparative fee and expense data for each Fund; (v) the extent to which the advisory fee for each Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant. In their deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling, or determinative of its decision.

Nature, Extent, and Quality of Services to be Provided. The Board considered Vident Advisory’s specific responsibilities in all aspects of day-to-day management of each Fund, noting that the services to be provided under the Proposed Advisory Agreement were identical in all material respects to those services provided under the Current Advisory Agreement.

In considering the nature, extent, and quality of the services to be provided by Vident Advisory, the Board noted that it had received a copy of the Adviser’s registration form (“Form ADV”), which had been filed with the SEC and was expected to be declared effective by the SEC upon the SEC’s resumption of normal operations following the lapse in appropriations and government shutdown that began on or about December 21, 2018. The Board noted that Vident Advisory would not commence managing the Funds prior to the effectiveness of its registration form with the SEC.

The Board also considered the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff, as well as a presentation by the executive officers of Vident Advisory and Vident Financial regarding the firms’ history, resources, ownership, key personnel, and compliance program. Although the Board recognized that the Adviser has not operated previously as an SEC-registered investment adviser, the Board also considered the experience of the Adviser’s staff, including with respect to their roles with Vident Financial and VIA, and consequently, their familiarity with the Indexes and Fund portfolios.

The Board also considered other services to be provided to the Funds by the Adviser, such as overseeing the activities of the Funds’ investment sub-adviser, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent, and quality of the services to be provided to the Funds by the Adviser.

Historical Performance. The Board then considered the past performance of the Funds. The Board considered that, because the Adviser had not previously been the Funds’ investment adviser, the performance of the Funds was not directly relevant to their consideration of the Proposed Advisory Agreement.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid to the Adviser for its services to be provided to the Funds under the Proposed Advisory Agreement and noted that such fees were identical to those in the Current Advisory Agreement. The Board then reviewed the expense ratio for each of the Funds and compared each Fund’s expense ratio to an appropriate universe of peer funds (each, a “Category Peer Group”).

Vident Core U.S. Bond Strategy ETF: The Board compared the Fund’s expense ratio to those of the universe of U.S.-listed Intermediate-Term Bond ETFs as reported by Morningstar. The Board noted that the expense ratio for the Fund was significantly above the median for its Category Peer Group. The Board further noted that the peer group contained a number of low-cost funds that are part of large fund families and may not allow for an apt comparison because such funds may be launched for reasons not related to the adviser generating a profit from the particular peer fund, such as to protect the market share of the overall fund family. The Board also noted that such funds may benefit from an unusually low cost structure based on the scale of their fund family.

Vident Core U.S. Equity Fund: The Board compared the Fund’s expense ratio to those of the universe of U.S.-listed Mid-Cap Value ETFs as reported by Morningstar. The Board noted that the expense ratio for the Fund was above the median for the Category Peer Group, but significantly less than the most expensive funds included in the Category Peer Group. The Board further noted that the peer group contained a number of low-cost funds that are part of large fund families and may not allow for an apt comparison because such funds may be launched for reasons not related to the adviser generating a profit from the particular peer fund, such as to protect the market share of the overall fund family. The Board also noted that such funds may benefit from an unusually low cost structure based on the scale of their fund family.

Vident International Equity Fund: The Board compared the Fund’s expense ratio to those of the universe of U.S.-listed Foreign Large Blend ETFs as reported by Morningstar. The Board noted that the expense ratio for the Fund was above the median for the Category Peer Group, but significantly less than the most expensive funds included in the Category Peer Group. The Board further noted that the peer group contained a number of funds that are part of large fund families and may not allow for an apt comparison because such funds may benefit from an unusually low cost structure based on the scale of their fund family.

PPTY – U.S. Diversified Real Estate ETF: The Board compared the Fund’s expense ratio to those of the universe of U.S.-listed Real Estate ETFs as reported by Morningstar. The Board noted that the expense ratio for the Fund was above the median for the Category Peer Group, but less than the most expensive funds included in the Category Peer Group. The Board further noted that the peer group contained a number of low-cost funds that are part of large fund families and may not allow for an apt comparison because such funds may be launched for reasons not related to the adviser generating a profit from the particular peer fund, such as to protect the market share of the overall fund family. The Board also noted that such funds may benefit from an unusually low cost structure based on the scale of their fund family.

The Board took into consideration that the advisory fee for each Fund was a “unified fee,” meaning that the Funds would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits expected to be received by the Adviser and its affiliates from the Adviser’s relationship with the Funds, taking into account an analysis of the Adviser’s estimated profitability with respect to each Fund.

The Board determined that the Adviser is likely to realize economies of scale in managing the Funds as assets grow in size. The Board further determined that, based on the amount and structure of each Fund’s unitary fee, such economies of scale are currently shared with Fund shareholders, although the Board intends to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Advisory Agreement was in the best interests of each Fund and its shareholders.

Expenses Related to Proposal 1. All direct expenses associated with Proposal 1 will be borne by the Adviser or its affiliates and not by any Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

 PROPOSAL 2: APPROVAL OF SUB-ADVISORY AGREEMENT

If Proposal 1 is approved, the prior sub-advisory agreement between ETC and VIA (for this section, the “Sub-Adviser”) (the “Current Sub-Advisory Agreement”) will terminate automatically. The second proposal (“Proposal 2”), to approve a new Sub-Advisory Agreement among the Trust, on behalf of the Funds, Vident Advisory, and VIA (the “Proposed Sub-Advisory Agreement”) is therefore being proposed to allow VIA to continue to provide sub-advisory services to the Funds. VIA is a wholly-owned subsidiary of Vident Financial, which is controlled by the Vident Investors’ Oversight Trust as noted in greater detail under the description of Proposal 1.

The Current Sub-Advisory Agreement was most recently approved by a majority of the outstanding voting securities of the Funds as indicated in the table below:

Fund	Date of Last Approval of Current Sub-Advisory Agreement by Shareholders
Vident Core U.S. Equity Fund	January 21, 2015
Vident Core U.S. Bond Strategy ETF	March 26, 2015
Vident International Equity Fund	March 26, 2015
PPTY – U.S. Diversified Real Estate ETF	March 26, 2018
At the same in-person meeting of the Board held on January 10, 2019, the Board, including a majority of the Independent Trustees, determined that the approval of VIA to continue as the Funds’ sub-adviser was in the best interests of each Fund and its respective shareholders, approved the Proposed Sub-Advisory Agreement, and recommended that it be submitted to the Funds’ shareholders for approval.

In addition, as noted under the description of Proposal 1, VIA expects that the approval of Vident Advisory as the Funds’ investment adviser will better align the management of the Funds’ investment activities with the principles-based approach conceived and incorporated into the methodology of each Index by Vident Financial. Additionally, VIA believes that by bringing responsibility for being the index provider, investment adviser, and sub-adviser under a single family of affiliated companies, the Funds may, in the future, be able to derive additional economies of scale that could be passed on to shareholders through lower management fees.

The Proposed Sub-Advisory Agreement is the same in all material respects as the Current Sub-Advisory Agreement, except the Proposed Sub-Advisory Agreement includes a lower sub-advisory fee for the Vident International Equity ETF, as described below.

If Proposal 2 is approved by a Fund’s shareholders, the Proposed Sub-Advisory Agreement is expected to become effective with respect to such Fund on or about April 1, 2019. If Proposal 2 is not approved by a Fund’s shareholders, the Board will consider alternatives for the Fund, including seeking subsequent approval of a new sub-advisory agreement by such Fund’s shareholders.

Summary of the Proposed Sub-Advisory Agreement. A copy of the form of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the material terms of the Proposed Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit B.

Duration and Termination. The Proposed Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

Both the Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of a Fund, or by the investment adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser; (ii) by the investment adviser upon breach by the Sub-Adviser of certain representations or warranties contained in the agreement, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach; (iii) by the investment adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under the agreement; or (iv) by the Sub-Adviser upon ninety (90) days’ written notice to the investment adviser and the Board.

Sub-Advisory Services. Both the Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement require that the Sub-Adviser manage all of the securities and other assets of the Funds, including the purchase, retention, and disposition of Fund assets, in accordance with a Fund’s investment objective, guidelines, policies, and restrictions, subject to the supervision of the adviser and the Board. Under both sub-advisory agreements, the Sub-Adviser determines the Fund assets to be purchased or sold by a Fund and places orders with or through broker dealers selected by the Sub-Adviser.

Management Fees. Both the Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement have a sub-advisory fee, paid by the Funds’ investment adviser and not by the Funds, based on the average daily net assets of a Fund, as indicated in the tables below. The fees are computed daily and paid monthly. The sub-advisory fees and each Fund’s minimum annual fee are the same under the Proposed Advisory Agreement as under the Current Advisory Agreement, except with respect to the Vident International Equity Fund, which has lower sub-advisory fees under the Proposed Advisory Agreement than under the Current Advisory Agreement. Because the sub-advisory fees are paid by the investment adviser and not by the Funds, the reduction in the sub-advisory fee for the Vident International Equity Fund will not affect the fees paid by Fund shareholders.

Fund	Minimum Annual Fee	Sub-Advisory Fee (as a percentage of average net assets)
PPTY – U.S. Diversified Real Estate ETF	$20,000	0.05%
Vident Core U.S. Equity Fund	$50,000	0.04%
Vident Core U.S. Bond Strategy ETF	$75,000	6 bps (0.06%) on first $250 million 5 bps (0.05%) on next $250 million 4 bps (0.04%) on next $500 million 3 bps (0.03%) on balance over $1 billion

		Sub-Advisory Fee (as a percentage of average net assets)
Fund	Minimum Annual Fee	Old Sub-Advisory Agreement	Proposed Sub-Advisory Agreement	Tier (average net assets)
Vident International Equity Fund	$75,000	8 bps (0.08%) 7 bps (0.07%) 5 bps (0.05%)	6 bps (0.06%) 5 bps (0.05%) 4 bps (0.04%)	on first $500 million on next $500 million on balance over $1 billion

For its sub-advisory services under the Current Sub-Advisory Agreement, ETC paid VIA the following sub-advisory fees for the fiscal years ended August 31:

Fund	2018	2017	2016
Vident Core U.S. Bond Strategy ETF	$328,912	$328,532	$276,510
Vident Core U.S. Equity Fund	$272,847	$244,508	$210,412
Vident International Equity Fund	$549,664	$544,110	$509,942

The PPTY ETF commenced operations on March 26, 2018 and has not yet completed one full fiscal or calendar year. For the period from March 26, 2018 (commencement of operations) through January 31, 2019, for the sub-advisory services provided to the PPTY ETF, ETC paid VIA sub-advisory fees of $29,921.

Brokerage Policies. Both the Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement authorize the Funds’ Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of a Fund and direct the Sub-Adviser to seek for the Funds the most favorable execution and net price available under the circumstances. The Sub-Adviser may cause a Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the Sub-Adviser.

During the fiscal year ended August 31, 2018, the Vident Core U.S. Bond Strategy ETF, Vident Core U.S. Equity Fund, and the Vident International Equity Fund did not pay commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, ETC, VIA, the Funds’ distributor or any affiliated persons of such persons. For the period March 26, 2018 (commencement of operations) through January 31, 2019, the PPTY ETF did not pay commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, ETC, VIA, the Fund’s distributor or any affiliated persons of such persons.

 Payment of Expenses. Both the Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Funds. The Sub-Adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities, and other investments for the Funds (including brokerage commissions and other transaction or custodial charges).

Other Provisions. Both the Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement provide that in the absence of willful misfeasance, fraud, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security by the Funds.

With respect to each Fund other than the PPTY ETF, the Current Sub-Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on January 10, 2019. With respect to the PPTY ETF, the Current Sub-Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on January 18, 2018.

Portfolio Managers. If Fund shareholders approve Proposal 2, there will be no change to the portfolio management teams of the respective Funds. The portfolio managers will remain as follows:

Fund(s)	Portfolio Managers and Positions with VIA
Vident Core U.S. Bond Strategy ETF	Denise M. Krisko, CFA, President	Jim Iredale, Senior Portfolio Manager
Vident International Equity Fund	Denise M. Krisko, CFA, President	Rafael Zayas, CFA, Senior Portfolio Manager
Vident Core U.S. Equity Fund	Denise M. Krisko, CFA, President	Austin Wen, CFA, Portfolio Manager
PPTY- U.S. Diversified Real Estate ETF	Denise M. Krisko, CFA, President	Austin Wen, CFA, Portfolio Manager

Ms. Krisko became the President of Vident in November 2014 and has over nineteen years of investment management experience. Ms. Krisko was previously the Chief Investment Officer at Index Management Solutions, LLC (“IMS”). Prior to joining IMS, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

Mr. Iredale became a Senior Portfolio Manager – Fixed Income at Vident in 2015 and has over 15 years of experience managing fixed income products. Prior to joining Vident, Mr. Iredale was a Manager – Fixed Income with Ronald Blue & Co., one of the largest independent wealth management firms in the U.S., where he started in 1999. Mr. Iredale graduated with a BBA from the University of Georgia, Terry College of Business and obtained his JD from the University of Georgia School of Law. He holds the Chartered Financial Analyst designation.

Mr. Wen has been a Portfolio Manager for VIA since 2016 and has seven years of investment management experience. His focus at VIA is on portfolio management and trading, risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial beginning in 2014, working on the development and review of investment solutions. He began his career in 2011 as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Mr. Zayas became a Senior Portfolio Manager – International Equity at Vident in 2017 and has over 15 years of experience that includes managing international equity portfolios, including in emerging and frontier markets. Prior to joining Vident, he was a Portfolio Manager – Direct Investments for seven years at Russell Investments, a global asset manager, where he co-managed more than $4 billion in quantitative strategies across global markets, including the Russell Strategic Call Overwriting Fund, a mutual fund. Mr. Zayas also helped Russell Investments launch its sponsored ETF initiative and advised on index methodologies. Prior to joining Russell Investments, Mr. Zayas was a Portfolio Manager – Equity Indexing at Mellon Capital Management, where he managed assets for internationally listed global equity ETFs. Mr. Zayas graduated with a B.S. in Electrical Engineering from Cornell University and obtained a Certificate in Computational Finance and Risk Management from the University of Washington. He also attained the Chartered Financial Analyst designation in 2010.

 Executive Officers and Directors of VIA. Information regarding the principal executive officers and directors of VIA is set forth below. The address of VIA and its executive officers and directors is 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. VIA was formed in 2014 and provides sub-advisory services to more than twenty ETFs, including the Funds. The following are the executive officers and directors of VIA:

Name	Position with Sub-Adviser
Denise M. Krisko	President
Vince L. Birley	Managing Member and Executive Committee Member
Deborah Kimery	Executive Committee Member

No Trustee or officer of the Trust currently holds any position with VIA or its affiliated persons.

Required Vote. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If Proposal 2 is approved by a Fund’s shareholders, the Proposed Sub-Advisory Agreement is expected to become effective with respect to such Fund on or about April 1, 2019. If a Fund’s shareholders do not approve Proposal 2, the Board will consider alternatives for such Fund, including seeking subsequent approval of a new sub-advisory agreement by the Fund’s shareholders.
Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Sub-Advisory Agreement are fair to, and in the best interests of, each Fund and its shareholders. The Board believes that, upon shareholder approval of Proposal 2, the Sub-Adviser will provide the same level of services that it has provided under the Current Sub-Advisory Agreement. The Board was presented with information demonstrating that the Proposed Sub-Advisory Agreement would enable the Funds’ shareholders to continue to obtain quality services at a cost that was fair and reasonable.

In considering the Proposed Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent, and quality of the services provided by VIA; (ii) the historical performance of the Funds; (iii) VIA’s cost and profits realized from providing such services, including any fall-out benefits enjoyed by VIA or its affiliates; (iv) comparative fee and expense data for each Fund; (v) the extent to which the sub-advisory fee for each Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant. In their deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling, or determinative of its decision.

Nature, Extent, and Quality of Services Provided. The Board noted the responsibilities that VIA would continue to have as each Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Funds; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. The Board noted that the services to be provided under the Proposed Sub-Advisory Agreement were identical in all material respects to those services provided under the Current Sub-Advisory Agreement.

In considering the nature, extent, and quality of the services to be provided by the Sub-Adviser, the Board considered the quality of the Sub-Adviser’s compliance infrastructure and the prior determination of the Trust’s Chief Compliance Officer that the Sub-Adviser has appropriate compliance policies and procedures in place. The Board noted that it had previously received a copy of the Sub-Adviser’s registration form (“Form ADV”), as well as the response of the Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of each Fund. The Board also considered VIA’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds for which it would be providing sub-advisory services.

After discussion, the Independent Trustees concluded that the Sub-Adviser has the appropriate personnel and compliance policies and procedures to perform its duties under the Proposed Sub-Advisory Agreement and that the nature, overall quality, cost, and extent of such services was expected to be satisfactory.

Historical Performance. The Board noted that it had received information regarding each Fund’s performance as of December 31, 2018. The Board considered that, because each Fund is designed to track the performance of an index, the relevant consideration is the extent to which each Fund tracked its respective index before fees and expenses. The Board also noted that the performance of each index does not take into account the expenses incurred when purchasing or selling securities, which expenses would lower the performance of a Fund seeking to replicate some or all of the holdings of an index.

Vident Core U.S. Bond Strategy ETF: The Board noted that for the one-year, three-year, and since inception periods, the Fund slightly underperformed its index before fees and expenses.

Vident Core U.S. Equity Fund: The Board noted that for the one-year, three-year, and since inception periods, the Fund’s performance was in line with its index before fees and expenses.

Vident International Equity Fund: The Board noted that for the one-year and three-year periods, the Fund’s performance was in line with its index before fees and expenses, although it slightly underperformed its index for the five-year and since inception periods.

PPTY – U.S. Diversified Real Estate ETF: The Board noted that for the since inception period, the Fund’s performance was in line with its index before fees and expenses.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees to be paid by the Adviser to VIA for its services to the Funds under the Proposed Sub-Advisory Agreement. The Board considered that the fees to be paid to VIA would be paid by the Adviser from the fee the Adviser receives from the Funds and noted that the asset-based fees paid to VIA under the Proposed Sub-Advisory Agreement were the same as, or lower than, the fees paid under the Current Sub-Advisory Agreement and were comparable to the fees charged by VIA for providing similar services to other ETFs. The Board further determined that the fees reflected an appropriate allocation of the advisory fee paid by each Fund to the Adviser given the work performed by each firm. The Board concluded that the proposed sub-advisory fees were reasonable.

The Board also evaluated the compensation and benefits expected to be received by VIA and its affiliates from VIA’s relationship with the Funds, taking into account an analysis of VIA’s profitability from servicing the Funds, other than the PPTY ETF. The Board noted that it had previously considered an analysis of VIA’s profitability from servicing the PPTY ETF and that the Proposed Sub-Advisory Agreement would not materially change such analysis.

The Board recognized that the Sub-Adviser is likely to realize economies of scale in managing the Funds as assets grow in size and noted that the proposed fee schedule includes breakpoints for the Vident International Equity Fund and Vident Core U.S. Bond Strategy ETF as assets grow in size. The Board further noted that because the Funds pay the Adviser a unified fee, any benefits from the breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than Fund shareholders. Consequently, the Board determined that it would monitor fees as the Funds grow to determine whether economies of scale were being effectively shared with the Funds and their respective shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Sub-Advisory Agreement was in the best interests of each Fund and its shareholders.

Expenses Related to Proposal 2. All direct expenses associated with Proposal 2 will be borne by the Adviser or its affiliates and not by any Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

OTHER BUSINESS

Additional Information about the Trust. No Trustee or officer of the Trust currently holds any position with any investment adviser or sub-adviser to the Trust.

Record Date/Shareholders Entitled to Vote. Each Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of a Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to such Fund, including Proposals 1 and 2.

Shareholders of the Trust at the close of business on March 1, 2019, the Record Date, will be entitled to be present and vote at the Special Meeting. The following table sets forth the number of common shares issued and outstanding of each Fund as of the close of business on the Record Date:
Fund	Outstanding Common Shares
Vident Core U.S. Bond Strategy ETF	9,900,000
Vident Core U.S. Equity Fund	16,200,000
Vident International Equity Fund	24,300,000
PPTY – U.S. Diversified Real Estate ETF	3,600,000

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free (800) 591-8238. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” Proposals 1 and 2 and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.
 If sufficient votes are not received by the date of the Special Meeting, a person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of any of Proposals 1 or 2 (or abstained) and vote against adjournment all proxies that voted against each of Proposal 1 or 2.

Quorum Required. Each Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to that Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of a Fund entitled to vote at the Special Meeting.

 Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions and broker non-votes will have the effect of a vote against Proposals 1 and 2 and any other matter that requires the affirmative vote of a Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

 If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Special Meeting or the holders of a majority of the shares of the Fund or Trust (as applicable to each proposal) present at the Special Meeting in person or by proxy may adjourn the Special Meeting with respect to such proposal(s) to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or any investment adviser or sub-adviser to the Trust, none of whom will be paid for these services, or by a third-party proxy solicitation firm. The Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of a Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of a Fund.

Other Information. The Funds’ distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent, administrator, and index receipt agent.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on March 1, 2019, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on March 1, 2019, persons owning of record more than 5% of the outstanding shares of a Fund or the Trust are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of such Fund on any matter requiring the approval of such Fund’s shareholders.
Vident Core U.S. Bond Strategy ETF
Name and Address	Number of Shares	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	9,410,049	95.05%	Record
Thrivent Trust Company 625 Fourth Avenue South Minneapolis, MN 55415 (a federal trust company subsidiary of Thrivent Financial for Lutherans)	*	*	Beneficial

Vident Core U.S. Equity Fund
Name and Address	Number of Shares	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	15,663,713	96.69%	Record
Thrivent Trust Company 625 Fourth Avenue South Minneapolis, MN 55415 (a federal trust company subsidiary of Thrivent Financial for Lutherans)	*	*	Beneficial

Vident International Equity Fund
Name and Address	Number of Shares	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	22,063,138	90.79%	Record
Thrivent Trust Company 625 Fourth Avenue South Minneapolis, MN 55415 (a federal trust company subsidiary of Thrivent Financial for Lutherans)	*	*	Beneficial

PPTY – U.S. Diversified Real Estate ETF
Name and Address	Number of Shares	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	3,516,005	97.67%	Record
Thrivent Trust Company 625 Fourth Avenue South Minneapolis, MN 55415 (a federal trust company subsidiary of Thrivent Financial for Lutherans)	*	*	Beneficial

*  Based on information reported by Thrivent Trust Company in its Form 13F filing as of December 31, 2018 (the most recent available date), the Trust believes that Thrivent Trust Company beneficially owned in excess of 85% of each Fund’s outstanding shares as of March 1, 2019.

Reports to Shareholders. Copies of the Funds’ most recent annual and semi-annual reports may be requested without charge by writing to the applicable Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free 1-800-617-0004.

GENERAL INFORMATION

Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the proposals described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (800) 591-8238. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
This Proxy Statement is available on the internet at proxyonline.com/docs/etfseriessolutions.pdf. You may request a copy by mail (Vident Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at (800) 591-8238. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

 Exhibit A

ETF SERIES SOLUTIONS
INVESTMENT ADVISORY AGREEMENT
with
Vident Advisory, LLC

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of this ___ day of _______________, 2019 by and between ETF SERIES SOLUTIONS (the “Trust”), a Delaware statutory trust, and VIDENT ADVISORY, LLC, a Delaware limited liability company with its principal place of business at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076 (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each series of the Trust set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”);

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1.        Investment Description; Appointment

a.           Investment Description.  Each Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus and statement of additional information (the “Prospectus”) relating to such Fund filed with the SEC as part of the Trust’s Registration Statement on Form N-1A, as it may be periodically amended or supplemented and in accordance with exemptive orders and no-action letters issued to the Trust by the SEC and its staff.

b.           Appointment of Adviser.  The Trust, on behalf of each Fund, hereby appoints the Adviser  to act as the investment adviser of each Fund and to furnish, or arrange for its affiliates or Sub-Advisers to furnish, the investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust (the “Board” or the “Trustees”), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for herein. The Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Funds in any way or otherwise be deemed agents of the Funds.

2.        Duties of the Adviser

a.           Subject to the supervision, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities and other financial instruments; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment  purposes as consistent with the Fund’s investment objective(s) and policies. The Adviser will in general take such action as is appropriate to effectively manage each Fund’s investment practices

b.          The Adviser shall provide office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser generally shall monitor each Fund’s compliance with its investment policies and restrictions as set forth in filings made by the Trust, with respect to such Fund, under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of each Fund as it shall determine to be desirable.

c.          The Adviser will maintain and preserve the records specified in Section 17 of this Agreement and any other records related to each Fund’s transactions as are required under any applicable federal securities law or regulation, including: the 1940 Act, the CEA, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

d.          The Adviser will comply with procedures of the Board (“Board Procedures”) provided to the Adviser by the Trust. The Adviser will notify the Trust as soon as reasonably practicable upon detection of any material breach of such Board Procedures with respect to any Fund.

e.          The Adviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Trust, and will institute procedures reasonably designed to prevent any “Access Person” (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Adviser represents that it will maintain policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Adviser and its employees, a copy of which it will provide to the Trust upon any reasonable request.

3.      Sub-Advisers.  In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any SEC or CFTC staff no-action or interpretive letter applicable to the Funds, employ, retain or otherwise avail itself of the services of other persons or entities (a “Sub-Adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate.  Retention of one or more Sub-Advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement in connection with the performance of the Adviser’s duties hereunder.

4.      Information and Reports

a.          The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request. Additionally, upon the request of the Board, the Adviser will provide the Board, or cause any Sub-Adviser to provide the Board, with reports regarding the management of the Funds during the most recently completed quarter, including certifications that each Fund is in compliance with its respective investment objectives and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, if applicable, and other information in such form as may be mutually agreed upon by the Adviser and the Trust. The Adviser also will certify quarterly to the Trust that it and its Advisory Persons have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Adviser has done to seek to ensure such compliance in the future. Annually, the Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, concerning the Adviser’s Code of Ethics and compliance program, respectively, to the Trust. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting any Fund, the Adviser will permit representatives of the Trust to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

b.          The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with appropriate regulators. The Adviser will promptly inform the Trust if any information it has provided to the Trust to be included in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

 5.       Adviser’s Duties Regarding Fund Transactions

a.          Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers, dealers or other persons that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 5.

b.          Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Funds and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

c.          Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

d.          Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

6.      Compensation.  The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.  The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus.  In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.  Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

7.      Allocation and Charges of Expenses.  The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to this Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).  The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Funds, except for Excluded Expenses, to one or more third parties, including but not limited to, Sub-Advisers.

8.      Services to Other Companies and Accounts.  The Trust understands that the Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies or to commodity pools, including any offshore entities or private accounts. The Funds have no objection to the Adviser and its affiliates so acting. The Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Funds and understand that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities, commodities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and such activities are not otherwise prohibited by applicable law.

9.      Affiliated Brokers.  Adviser or any of its affiliates may act as broker or agent in connection with the purchase or sale of securities, commodities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; (ii) the provisions of the 1940 Act, CEA and the Advisers Act, as applicable; (iii) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (iv) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Funds for these services in addition to the Adviser’s fees for services under this Agreement.

10.    Custody.  Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

11.    Term of Agreement; Termination of Agreement; Amendment of Agreement

a.          Term. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Adviser’s management of the Fund. With respect to a Fund, this Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities.  In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

b.          Termination. This Agreement may be terminated, without penalty, with respect to any Fund (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser, and (ii) by the Adviser upon sixty (60) days’ written notice to the Trust in respect of the Fund. This Agreement also will terminate automatically in the event of its assignment.

c.          Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund.

  12.   Representations and Covenants of the Trust.  The Trust represents and covenants to the Adviser as follows:

a.          The Trust is a trust that is validly existing and in good standing under the laws of the State of Delaware. Each Fund is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or any Fund. The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and each Fund’s shares are (or will be prior to commencing operations with respect to any Additional Funds) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

b.          The execution, delivery and performance by the Trust, on behalf of the Funds, of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust or any Fund.

13.    Representations and Covenants of the Adviser.  The Adviser represents and covenants to the Trust as follows:

a.          It is duly organized and validly existing under the laws of the state of its organization or incorporation with the power to own and possess its assets and carry on its business as this business is now being conducted.

b.         The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

c.          It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

d.          It will maintain registration with the SEC as an investment adviser under the Advisers Act and will promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

e.          It has provided the Trust with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Trust.

f.          It will carry out its responsibilities under this Agreement subject to (i) federal and state law, including securities laws, governing its provision of advisory services under this Agreement; (ii) each Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; (iii) the applicable exemptive orders or no-action letters issued by the SEC or the CFTC or their respective staff governing the Funds, as such orders or letters may be amended from time to time; (iv) the provisions of the governing documents of the Trust, as such documents are amended from time to time; and (v) any policies or directives as the Board may from time to time establish or issue and communicate to the Adviser in writing. The Trust, on behalf of the Funds, will promptly notify the Adviser in writing of changes to (ii), (iii), (iv) or (v) above.

g.          It will treat confidentially and as proprietary information of the Funds all records and other information relative to the Funds, and the Funds’ prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by each Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds.

h.         It is not the subject of any proceeding, investigation or inquiry brought by the SEC, CFTC, Financial Industry Regulatory Authority (“FINRA”) (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

i.          It maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies with respect to providing advisory services to the Funds. Furthermore, the Adviser shall upon reasonable request provide the Trust with information it may reasonably require concerning the amount of or scope of such insurance.

 14.    Indemnification and Limitation of Liability

a.          The Adviser shall indemnify and hold harmless the Trust and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) thereof (collectively,  the “Trust Indemnitees”) against any and all losses, claims, damages, liabilities or litigation to the extent that a Trust Indemnitee incurs actual losses, damages, or liabilities (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. The Adviser shall have no responsibility or liability for the accuracy or completeness of sections of the Trust’s registration statement under the 1940 Act or the 1933 Act that directly relate to Items 11–13, 17–18, 22–30, and 32–35 of Form N-1A, except for information provided by the Adviser for inclusion therein.

b.         The Trust agrees to indemnify and hold harmless the Adviser and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) thereof (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation to the extent that an Adviser Indemnitee incurs actual losses, damages, or liabilities (including reasonable legal and other expenses) by reason of or arising out of the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement, provided that any such indemnification by the Trust shall be no greater than that permitted by the Trust’s Declaration of Trust or other organizational documents.

c.          Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its shareholders in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust, any Fund or its shareholders to which it might otherwise be subject directly arising from or based upon the Adviser’s own willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

 d.           Notwithstanding anything to the contrary contained herein, no party to this Agreement nor its affiliates or its affiliated persons shall be responsible or liable for its failure to perform under this Agreement or for any losses to a Fund’s assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting a Fund’s assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event.  In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

 e.           The provisions of this Section shall survive the termination of this Agreement.

15.    No Liability for Other Funds. This Agreement is made by the Trust, on behalf of its Funds, pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or shareholders of the Funds individually, but bind only the property of that Fund and no other Funds of the Trust.

16.    Cooperation with Regulatory Authorities or Other Actions. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

17.    Records

a.          Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the 1940 Act with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

b.          Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to provide them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. Upon request of the Trust, the Funds’ Books and Records will be made available as soon as reasonably practicable, or as otherwise mutually agreed by the Trust and the Adviser, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices or another designated location as mutually agreed by the Trust and the Adviser. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to comply with federal securities laws governing the provision of advisory services to the Funds, will be made available for inspection by the Fund or its authorized representatives upon reasonable written request as soon as reasonably practicable or as otherwise mutually agreed by the Trust and the Adviser.

18.    Use of the “Vident” Name. The Adviser has consented to the use by the Trust of the name or identifying word “Vident” in the name of certain Funds. Such consent is conditioned upon the employment of the Adviser or an affiliate of the Adviser as the investment adviser to the Fund. The Adviser may require the Trust to cease using “Vident” in the name of a Fund if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Fund.

19.    Survival. All representations and warranties made by the Adviser and the Trust, on behalf of the Funds, in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing promptly upon becoming aware that any of the foregoing representations and warranties are no longer true.

20.    Governing Law.  This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Trust and the Adviser consent to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

21.    Severability.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

22.    Definitions. The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares. The term “including” means “including without limitation.”

23.    Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ETF SERIES SOLUTIONS on behalf of the series listed on Schedule A	Vident Advisory, LLC

By:	By:

Name: Michael D. Barolsky	Name: Deborah Kimery

Title: Vice President and Secretary	Title: Chief Executive Officer

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
Dated ___________________, 2019 between
ETF SERIES SOLUTIONS
and
VIDENT ADVISORY, LLC

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
Vident International Equity Fund	0.61%
Vident Core U.S. Equity Fund	0.50%
Vident Core U.S. Bond Strategy ETF	0.41%
PPTY – U.S. Diversified Real Estate ETF	0.53%

Exhibit B

ETF SERIES SOLUTIONS

INVESTMENT SUB-ADVISORY AGREEMENT
with
Vident Investment Advisory, LLC

This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this ___ day of __________, 2019 by and among VIDENT ADVISORY, LLC (the “Adviser”) and VIDENT INVESTMENT ADVISORY, LLC (the “Sub-Adviser”), each a Delaware limited liability company with its principal place of business at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076, and ETF SERIES SOLUTIONS (the “Trust”), a Delaware statutory trust.

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated January 10, 2019 with the Trust (the “Investment Advisory Agreement”); and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the  Advisers Act and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”).

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.     Duties of the Sub-Adviser.  Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of each of the Funds with respect to which it has been appointed as sub-adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)          The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

(b)          In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall manage the Assets of each Fund in conformity with (i) such Fund’s Prospectus and Statement of Additional Information, (ii) the terms and conditions of exemptive and no-action relief granted to the Trust or Adviser as amended from time to time, (iii) the relevant policies and procedures of the Trust governing the management of the Assets, and (iv) reasonable written instructions and directions of the Adviser and of the Board (collectively, the “Fund Materials”) provided that such Fund materials have been provided to the Sub-Adviser and conform to and comply with the applicable requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other requirements of applicable federal securities laws and regulations.

(c)          The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may reasonably direct in writing from time to time, in conformity with all federal securities laws.  In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its good faith efforts to seek on behalf of each Fund the best execution and overall terms available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund.  In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.  In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act and the rules and regulations promulgated thereunder.

(d)          The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to comply with Rule 31a-1 under the 1940 Act, as requested by the Adviser.  The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will promptly provide to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)          The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust designated by the Trust.

(f)           The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.

(g)          The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)

(i)           The Sub-Adviser shall not act for, represent, or purport to bind the Trust, the Fund, or the Adviser in any legal or administrative proceeding involving the Fund or any such proceedings involving any security or investment currently or formerly held by the Fund, including, without limitation, class action lawsuits, regulatory or governmental victim funds, and bankruptcy proceedings (“Legal Matters”).  The Sub-Adviser does, however, agree that it will promptly notify the Adviser of any Legal Matters that Sub-Adviser reasonably believes the Fund and the Adviser should consider pursuing.  The Sub-Adviser agrees to cooperate with the Adviser to provide reasonable assistance regarding any Legal Matters, including providing factual information in its possession regarding such Legal Matters as the Fund or the Adviser may reasonably request.  To the extent that the Sub-Adviser is required to take part in any Legal Matter, whether by producing documents, testifying as a witness or otherwise, the Sub-Adviser shall be reimbursed for reasonable legal costs and expenses in connection with such participation. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds.  The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.

(j)           On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased.  In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(k)          The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds.  The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing.  Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(l)           The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio.  The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

(m)        Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Assets.  The Sub-Adviser agrees upon request to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

2.     Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Investment Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Fund Materials, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.

3.     Delivery of Documents.  The Trust has furnished the Adviser and the Sub-Adviser with copies of each of the following documents:

(a)          The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)          Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)          Prospectus and Statement of Additional Information of the Funds, as amended from time to time;

(d)          Resolutions of the Board approving the engagement of the Adviser as adviser to the Funds and the Sub-Adviser as a sub-adviser to the Funds;

(e)          Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)           A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)          The terms and conditions of exemptive and no-action relief granted to the Trust and the Adviser, as amended from time to time.

The Trust shall promptly furnish the Adviser and the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.  Until so provided, the Sub-Adviser may continue to rely on those documents previously provided.  The Trust shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld.  Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.    Compensation to the Sub-Adviser.  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement.  The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears.  Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule  A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.

5.     Expenses.  The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

6.     Liability and Indemnification.  The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) by reason of or arising out of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof to the extent that any such party incurs actual losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

Neither the Sub-Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its shareholders in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Sub-Adviser against liability to the Trust, any Fund or its shareholders to which it might otherwise be subject directly resulting from the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence in the performance of the Sub-Adviser’s obligations under this Agreement or its reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement, its affiliates or its affiliated persons shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event.  In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7.     Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)          The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)          The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act.  The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);

(c)          The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ Prospectus, stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’, the Adviser’s or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.

(d)          The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e)          The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of its organization or incorporation with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)           The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)          This Agreement is a valid and binding agreement of the Sub-Adviser;

(h)          The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)           The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(j)           The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8.     Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a)          Duration.  This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; (iii) the effectiveness of the Investment Advisory Agreement, and (iv) the commencement of the Sub-Adviser’s management of the Fund. With respect to a Fund, this Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities.  In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.  Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)           Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i)          By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)         By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 or Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;

(iii)        By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(iv)        By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Investment Advisory Agreement with the Trust upon notice to the Sub-Adviser.  As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9.     Regulatory Compliance Program of the Sub-Adviser.  The Sub-Adviser hereby represents and warrants that:

(a)           in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)           the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser with respect to the Sub-Adviser’s services provided pursuant to this Agreement (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

10.   Confidentiality.  Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof.  It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds.  It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates.  The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information.  Further, each party shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

11.  Reporting of Compliance Matters.

(a)           The Sub-Adviser shall promptly provide to the Adviser’s Chief Compliance Officer (“Adviser CCO”) and the Trust’s Chief Compliance Officer (“Trust CCO”) the following:

(i)           a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a‑1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii)          on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii)         a copy of the Sub-Adviser’s Chief Compliance Officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(iv)          an annual (or more frequently as the Adviser CCO or Trust CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.

(b)           The Sub-Adviser shall also provide the Adviser CCO and the Trust CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

12.   Index Data.  The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s affiliates or agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.

13.   Governing Law.  This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act and other applicable federal securities laws.

14.   Severability.  Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.   Notice.  Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party.  By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at: With a copy to:
Vident Advisory, LLC
300 Colonial Center Parkway, Suite 330
Atlanta, Georgia, 30076
Attention: Deborah Kimery
Email: dkimery@videntfinancial.com

Vident Advisory, LLC
300 Colonial Center Parkway, Suite 330
Atlanta, Georgia, 30076
Attention: Aisha Hunt
Email: ahunt@videntadvisory.com

To the Trust at:	ETF Series Solutions c/o U.S. Bank Global Fund Services 615 East Michigan Street MK-WI-T10F Milwaukee, Wisconsin 53202 Attention: Michael Barolsky, Secretary Email: Michael.barolsky@usbank.com

To the Sub-Adviser at:	Vident Investment Advisory, LLC 300 Colonial Center Parkway, Suite 330 Atlanta, Georgia, 30076 Attention: Denise Krisko Email: dkrisko@videntinvestmentadvisory.com

16.   Amendment of Agreement.  This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17.   Representations and Warranties of the Adviser.

(a)           Each Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC.  The Adviser consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;

(b)           The Adviser is registered with the National Futures Association as a commodity pool operator or commodity trading adviser or is not required to be registered;

(c)           The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and

(d)           The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.

18.   Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

19.   Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

20.   Headings.  The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund.  In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

21.  Miscellaneous.

(a)           A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)           Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

VIDENT ADVISORY, LLC

By:
Name:	Deborah Kimery
Title:	Chief Executive Officer

VIDENT INVESTMENT ADVISORY, LLC

By:
Name:	Denise Krisko
Title:	President

ETF SERIES SOLUTIONS

By:
Name:	Michael D. Barolsky
Title:	Vice President and Secretary

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated ___________, 2019 by and among
VIDENT ADVISORY, LLC
and
VIDENT INVESTMENT ADVISORY, LLC
and
ETF SERIES SOLUTIONS

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the greater of (1) the minimum fee or (2) the daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Minimum Fee	Rate
Vident Core U.S. Equity Fund	$50,000	0.04%
Vident Core U.S. Bond Strategy ETF	$75,000	6 bps (0.06%) on first $250 million 5 bps (0.05%) on next $250 million 4 bps (0.04%) on next $500 million 3 bps (0.03%) on balance over $1 billion
Vident International Equity Fund	$75,000	6 bps (0.06%) on first $500 million 5 bps (0.05%) on next $500 million 4 bps (0.04%) on balance over $1 billion
PPTY – U.S. Diversified Real Estate ETF	$20,000	0.05%

[VIDENT LOGO]	PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! [Shareholder registration printed here]

PROXY VOTING OPTIONS

1.     MAIL your signed and voted proxy back in the postage paid envelope provided

2.     ONLINE at proxyonline.com using your proxy control number found below

3.     By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER > [12345678910]

[FUND]

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2019

The undersigned hereby appoints Michael A. Castino, Kristina R. Nelson, and Michael D. Barolsky, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central Time, on March 28, 2019 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-(800) 591-8238.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 28, 2019.  The proxy statement for this meeting is available at: proxyonline.com/docs/etfseriessolutions.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[FUND]	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE
	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each proposal. In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Advisory Agreement between Vident Advisory, LLC and ETF Series Solutions, on behalf of the Fund.	○	○	○
2.	To approve a new Sub-Advisory Agreement among ETF Series Solutions, on behalf of the Fund, Vident Advisory, LLC, and Vident Investment Advisory, LLC.	○	○	○

THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]